PAYSON TOTAL RETURN FUND (the “Fund”)

Supplement dated October 19, 2026 to the Prospectus dated August 1, 2026

1.	The following paragraph is hereby added at the end of the section entitled “Additional Information Regarding Principal Investment Strategies,” beginning on page 10 of the Prospectus:

ReFlow Liquidity Program

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Fund to meet all, or a portion, of daily net shareholder redemptions. ReFlow provides this cash by purchasing Fund shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under “Purchase and Sale of Fund Shares” below. The adviser believes that the program has advantages over more conventional alternatives for meeting the Fund’s liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such a fee is allocated to the Fund. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

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For more information, please contact a Fund customer service representative toll free at (800) 805-8258.

PLEASE RETAIN FOR FUTURE REFERENCE.